UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2005

iLinc Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-13725	76-0545043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2999 North 44th Street, Suite 650, Phoenix, Arizona	85018
(address of principal executive offices)	(Zip code)

(602) 952-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On February 9, 2005, iLinc Communications, Inc. (“the Company”) reported its fiscal 2005 third quarter results for the period ended December 31, 2004.   A copy of the Company’s press release is attached as Exhibit 99.1 to this current report.

ITEM 9.01.	Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release dated February 9, 2005 issued by iLinc Communications, Inc.
Filed herewith.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILINC COMMUNICATIONS, INC.

	By:	/s/ JAMES M. POWERS

President and Chief Executive Officer

Date: February 9, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Copy of press release issued by iLinc Communications, Inc. on February 9, 2005.